ALLSTATE FINANCIAL INVESTMENT TRUST

Allstate Large Cap Index Fund

Supplement dated June 19, 2008 to the
Prospectus dated April 14, 2008

IMPORTANT NOTICE

This supplement provides revised information concerning the Allstate Large Cap Index Fund of the Allstate Financial Investment Trust contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the following replaces the fourth sentence of the second paragraph on page 9 of the Allstate Large Cap Index Fund prospectus:

Dividends are normally declared on a quarterly basis and capital gain distributions are normally declared in December and paid in December or January.